SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 4, 2004

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                          COMMAND SECURITY CORPORATION
             (Exact name of registrant as specified in its charter)

            New York                      0-18684                14-1626307
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)

             Lexington Park
         Lagrangeville, New York                                      12540
 (Address of principal executive offices)                           (Zip code)



       Registrant's telephone number, including area code: (845) 454-3703

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                          COMMAND SECURITY CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page

Item 5.02.  Departure of Directors or Principal Officers;
            Election of Directors; Appointment of Principal Officers.........3

Item 9.01   Exhibits.........................................................3

Signature....................................................................4





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

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      (b) On October 7, 2004, William C. Vassell resigned as Chief Executive Officer of Command Security Corporation (the "Company"). On October 4, 2004, Gordon Robinett resigned as Chief Financial Officer of the Company.

      (c) On October 4, 2004, Barry Regenstein, the Company's Chief Operating Officer, was appointed by the Board of Directors of the Company to the additional position of Chief Financial Officer. Mr. Regenstein has served as Chief Operating Officer of the Company since his appointment to that position on August 27, 2004. Mr. Regenstein has over 20 years of experience in operations and finance of contract services companies. Most recently, Mr. Regenstein rendered consulting services for Trinad Capital, L.P., a shareholder of the Company, and its affiliates, from February 2004 until August 2004. Prior to that period, Mr. Regenstein served as a Senior Vice President and the Chief Financial Officer of GlobeGround North America LLC (formerly Hudson General Corporation), an airport services company from 2001 until 2003. Mr. Regenstein also served as Vice President and Chief Financial Officer of GlobeGround North America LLC from 1997 to 2001 and was employed in various capacities with GlobeGround North America LLC since 1982.

      (d) On October 7, 2004, Martin C. Blake, Jr. was appointed by the Board of Directors of the Company to fill one of the two remaining vacancies on the Board. Mr. Blake heads the company's aviation services division and has been with the Company since 1995. Mr. Blake has over thirty years of experience in aviation security services. Prior to joining the Company in 1995, Mr. Blake retired as a Major in the United States Air Force, where he served in a variety of senior management positions. Mr. Blake's last assignment was as the Program Manager for Electronic Security Systems, Electronic Systems Division. In this capacity he managed a $20 million annual program responsible for global marketing, procurement, and deployment of electronic security systems. He was responsible for integrating security systems and programs at international airports in Germany, Turkey, and the United Kingdom. Previously, Mr. Blake was the Director of Security at the Department of Defense's largest classified air flight facility, incorporating over 1,200 square miles of restricted air space. Establishing aviation security programs for major aircraft defense contractors was an integral responsibility of his position. Mr. Blake also served as the Security Program Manager for Air Force space programs, including security for the Space Shuttle and expendable space launch vehicles. He also led the effort to integrate a shared automated entry control system for use at Cape Canaveral, Kennedy Space Center, and the Johnson Space Center.


Item 9.01.  Exhibits.

      (c)

Exhibit No.       Description
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99.1              Press Release, dated October 8, 2004



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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, Command Security Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2004

                                       COMMAND SECURITY CORPORATION


                                       By: /s/ Barry Regenstein
                                          ----------------------------------
                                          Name:  Barry Regenstein
                                          Title: Chief Financial Officer




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